RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2022
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 12 - RELATED PARTY TRANSACTIONS

Employment Agreements and Due to Officers/Founders:

In March 2018, Quoin Inc. executed employment agreements with both of its officers who are also co-founders of Quoin Inc. The employment agreements for both officers/founders allow for a onetime expense that covers the salaries they would have otherwise been paid for efforts they undertook in the periods since inception. The salaries and benefits allowances provided for under the employment agreements began to accrue as the services were being provided by the officers/founders and are included in Due to Officers on the accompanying balance sheet.

Amounts due to the officers/founders consist of amounts specified in the employment agreements since inception through June 30, 2022 as well as reimbursable travel expenses and other amounts paid by them to third parties on behalf of Quoin Inc. The Company repaid $150,000 and $19,466 and $300,000 and $154,466 of such amounts due to officers/founders in the three and six months ended June 30, 2022 and 2021, respectively. Since the Merger closing, the Company has been repaying amounts due to officers/founders at a rate of $25,000 each per month.

Amounts due to officers at June 30, 2022 and December 31, 2021 consisted of the following:

	June 30,	December 31,
	2022	2021
Salaries and allowances	$4,108,500	4,108,500
Invoices paid on behalf of the Company	315,232	615,232
Total	4,423,732	4,723,732
Less: Short-term portion	(600,000)	(600,000)
Long-term portion	$3,823,733	$4,123,732

Expenses

Research and development expense to a related party, incurred in the three and six months ended June 30, 2022 and 2021 was approximately $12,000 and $0 and $24,000 and $0, respectively.

See Note 13 for employment agreements.